Exhibit n(2)

FORM OF

SCHEDULE I, DATED ____________, TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY FUNDS THAT OFFER ADVISOR CLASSES OF SHARES, DATED ____________

FIDELITY ADVISOR SERIES I

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Asset Allocation Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Balanced Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Dividend Growth Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Dynamic Capital Appreciation Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Equity Growth Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Equity Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Equity Value Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Fifty Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Growth & Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Growth Opportunities Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Large Cap Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Leveraged Company Stock Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Mid Cap Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Small Cap Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Strategic Growth Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Value Strategies Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES II

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Floating Rate High Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.55 0.55 none	0.15 0.25 0.15 0.25 none
Advisor Government Investment Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Advisor High Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Advisor High Yield Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Advisor Intermediate Bond Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Advisor Intermediate Bond Fund:
Fidelity Mortgage Securities Fund Class A* Class T* Class B Class C Institutional Class	none front-end front-end contingent deferred contingent deferred none	none 0.00 0.00 0.65 0.75 none	none 0.15 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Municipal Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Advisor Short-Fixed Income Fund:
Class A* Class T* Class C Institutional Class	front-end front-end contingent deferred none	0.00 0.00 0.75 none	0.15 0.15 0.25 none
Advisor Strategic Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Biotechnology Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Consumer Industries Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Cyclical Industries Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Developing Communications Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Electronics Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Financial Services Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Health Care Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Natural Resources Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Natural Resources Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Technology Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Telecommunications & Utilities Growth Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VIII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Diversified International Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Emerging Asia Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Emerging Markets Income Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Europe Capital Appreciation Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Global Equity Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor International Capital Appreciation Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Japan Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Korea Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Latin America Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Advisor Overseas Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY BEACON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Tax Managed Stock Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

FIDELITY CALIFORNIA MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan California Municipal Income Fund: Spartan California Municipal Income Fund
Class A* Class T* Class B Class C Institutional Class	none front-end front-end contingent deferred contingent deferred none	none 0.00 0.00 0.65 0.75 none	none 0.15 0.25 0.25 0.25 none

FIDELITY NEW YORK MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan New York Municipal Income Fund: Spartan New York Municipal Income Fund
Class A* Class T* Class B Class C Institutional Class	none front-end front-end contingent deferred contingent deferred none	none 0.00 0.00 0.65 0.75 none	none 0.15 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Aggressive Growth Fund:
Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.